EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Robert A.  Bruggeworth,  President  and Chief  Executive  Officer of RF Micro
Devices,  Inc.  (the  "Company"),   certify  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              /S/ ROBERT A. BRUGGEWORTH
              -------------------------

              Robert A. Bruggeworth
              President and Chief Executive Officer
              June 16, 2003

A signed original of this written statement required by Section 906 has been provided to RF Micro Devices, Inc. and will be retained by RF Micro Devices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.